Exhibit 99.1

1 Investor Presentation August 2008

2 Safe Harbor This presentation contains certain forward-looking statements, which reflect management’s expectations regarding future events and operating performance and speak only as of the date hereof. Forward-looking statements involve a number of risks and uncertainties. A description of factors that could cause actual results to differ materially from those expressed in, or underlying, these forward-looking statements is detailed in the Company’s press releases and filings with the Securities and Exchange Commission, and include the following factors: the improvement in period over period comparable store sales and financial results are not necessarily indicative of future results and is subject to shifting consumer preferences, economic conditions, weather, and competition, among other factors; and the results for past fiscal years and the first and second quarters of 2008 are not necessarily indicative of future results. In addition, this presentation includes certain non-GAAP financial measures. Reconciliations/explanations of such non-GAAP financial measures to their corresponding GAAP measures are included herein. Any projections for 2008 and 2009 are preliminary and are subject to change, as results may vary.

3 Rick Dutkiewicz Chief Financial Officer

4 Our Concepts Northeast West Coast 33 States Geographic Footprint 2% 18% 80% % of LTM Revenue 0 3 132 Licensed 69 0 1 Franchised 1 77 339 Company-owned 70 80 472 Restaurants A Leading Fast Casual Operator with 622 Restaurants Note: Reflects data as of end of 2Q08 and excludes one non-core brand location

5 Distinct Brands with Loyal Customer Following Accelerating Unit Growth Positive Comparable Sales with Significant AUV Upside New Initiative Momentum Disciplined Management Team Demonstrated Financial Performance Investment Highlights

6 Our Stores EBB Units Average ~ 2,400 Square Feet EBB Units Average 40 Seats Strong Street Presence and Good Signage Vast Majority in Retail Centers Supported by 5 USDA Inspected Commissaries and 14 Distribution Centers

7 Focus on Fresh, High Quality Food Baked Onsite Made-to-Order Offerings Our Food Customer Experience Strong Neighborhood Identity Community Atmosphere Loyal Customer Base Differentiated Concept

8 A Leader in the Breakfast Daypart A Leading Fast Casual Concept with a Strong Focus on Breakfast $237 Million in Breakfast Daypart Sales Opportunity for Daypart Expansion Segment Remains Highly Under-Penetrated Our Daypart Breakdown LTM (2Q08) Afternoon 9% Lunch 28% Breakfast 63% Breakfast % of Total Restaurant Traffic 11 19 0 5 10 15 20 25 1999 2006 % Source: Technomics

9 Fifteen Consecutive Quarters of Positive Same Store Sales Growth 3.2 3.6 1.0 5.2 5.3 1.0 4.7 3.3 3.7 6.3 4.6 6.3 5.9 3.9 2.7 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Same Store Sales Growth %

10 784 909 866 827 767 920 700 725 750 775 800 825 850 875 900 925 2003 2004 2005 2006 2007 LTM 2Q08 Demonstrated Financial Performance Adjusted EBITDA (2) 24 40 41 38 35 43 20 25 30 35 40 45 2003 2004 2005 2006 2007 LTM 2Q08 ($ In Millions) 78% Growth AUV Improvement... ($ In Thousands) Annual AUV (1) 17% Growth ...is Driving Profitability (1) Stores open > one year (2) Adjusted EBITDA : Net Income, plus Provision for income taxes, Net Interest Expense, Write-off of debt issuance costs, Prepayment penalty, and Write-off of debt discount upon redemption of senior notes, Impairment charges and other related costs, Net Gain/Loss on sale disposal or abandonment of assets, Depreciation and amortization, and Stock-Based Compensation Expense. (3) Initial year of adoption of SFAS 123R (3) (1) Stores open > one year

11 Multiple Growth Initiatives Open Company Owned Units Expand Licensing Drive AUV & Comp Store Sales Franchise Units

12 Under-Penetrated Footprint Licensed Company-Owned Licensed Franchised Company-Owned Legend Franchised Company-Owned

13 Expand Company Owned Locations Increase Market Density – Leverage Brand 13 New Locations in 2007 2008 Activity: New Stores Redefining Unit Economics (1) $950K Run Rate AUV 33% Cash on Cash Returns Cash Investment ~ $600K (2) Disciplined Real Estate Strategy (1) Estimates based on last 16 stores opened through 4Q07 (2) Net of tenant improvement allowance and includes pre-opening expenses 6 Opened YTD 19 Total 2 Leases in Negotiation 7 Signed Leases 4 Under Construction

14 Licensing – Fast Growth, High Margin, Brand Building 135 Locations at July 1, 2008 31 New Locations in 2007 35+ New Locations in 2008 Well Capitalized Companies Multi-Year, Multi-Unit Development Agreements with SSP and Aramark Prominent Locations AUV of $486K (1) and Weighted Average Royalty Rate of 6.1% 7 Key License Relationships Account For 90% Of License Stores... Under Penetrated Licensed Locations 0.2 0.4 1.4 3.3 5.6 0 1 2 3 4 5 6 Travel College Campuses Hospitality Military Bases Healthcare 100% (1) LTM as of June 2008

15 Capital Efficient Expansion Targeting New MSAs Sell Units in Under Penetrated MSAs Six Development Agreements Signed Franchise Pipeline is Growing Expand Franchise Presence FRANCHISING STRATEGY & TACTICS

16 Sample Store Flow Through AUV Contribution Margin Contribution $ Cash Investment Upfront Fee Company Owned $ 920 20.5% $188 ($600) $0 Licensed Store $ 486 6.1% $30 $0 +$12.5 $ 920 5.0% $46 $0 +$35 Franchised Store ($ In Thousands) Flow Through On A Per Store Basis (1) Reflects weighted average royalty rate of system (2) Assuming new EBB franchise stores perform comparably to EBB and NNYB company owned stores (1) (2)

17 Robust Product Pipeline, Expanded Menu Driving Sales

18 New Store Prototype – Enhancing Guest Experience Key Element Objective Results Reduce Guest Wait Time and Drive Traffic Improve Speed of Service and Order Accuracy Introduce Expanded Coffee Offering Showcase Expanded Offerings Decreased Wait Time Increased Throughput and Order Accuracy Increased Coffee Sales Increased Sales of Impulse Items

19 Financial Overview

20 Historical Results (1) Adjusted EBITDA : Net Income, plus Provision for income taxes, Net Interest Expense, Write-off of debt issuance costs, Prepayment penalty, and Write-off of debt discount upon redemption of senior notes, Impairment charges and other related costs, Net Gain/Loss on sale disposal or abandonment of assets, Depreciation and amortization, and Stock-Based Compensation Expense. Revenue $389.1 $390.0 $402.9 $197.3 $208.7 Gross Profit 73.7 78.6 80.9 39.9 41.0 Adjusted EBITDA (1) 37.6 41.1 40.3 18.3 20.8 Operating Income 11.3 24.2 29.1 12.7 14.1 2005 2006 2007 2007 2008 YTD thru 2Q Co-Owned Units 435 416 416 411 418 Licensed/Franchised 191 182 196 186 205 Comps 5.2% 4.5% 3.7% 3.1% 2.3% Other Data $ In Millions

21 (76) 22 9 (17) (45) 64 -100 -80 -60 -40 -20 0 20 40 60 80 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 Improved Unit Volumes... 19 57 77 72 53 124 -10 10 30 50 70 90 110 130 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 2Q 2008 System AUV Distribution (No. of Stores) Change in Company Owned Stores AUV Distribution 2004 – 2Q 2008 (No. of Stores)

22 ...Driving Profitability 1.8 21.0 18.4 15.1 10.3 26.8 0.0 5.0 10.0 15.0 20.0 25.0 30.0 <$600 $600 – $700 $700 – $800 $800 – $900 $900 – $1,000 >$1,000 LTM Contribution Margin (2Q08) (%) Company-wide Margin: 20.5% Restaurant Operating Profit ($ In Millions) 76.6 59.1 66.4 73.5 75.8 58.3 50.0 55.0 60.0 65.0 70.0 75.0 80.0 2003 2004 2005 2006 2007 LTM 2Q08 31% Growth

23 Compelling Cash on Cash Returns $ In Thousands Unit Economics Average Trailing 12-Month Sales (June 2008) (1) Restaurant Operating Profit Margin Investment Cost (2) Cash on Cash Return $ 920 $ 188 20.5% $ 600 31% (1) Average store sales number includes company-operated stores only (2) Net of tenant improvement allowance and includes pre-opening expenses

24 Ongoing AUV Growth Will Drive Profitability Company Restaurant Profitability AUV ($000s) As a % of Sales COGS Labor Operating Expenses ROP ($000s) Margin December 2004 $ 767 31.0% 31.0% 9.4% $ 134 17.5% June 2008 $ 920 29.9% 29.8% 9.5% $ 188 20.5% $ 1,000 29.3% 29.0% 9.4% $ 220 22.0% Three Year Goal Key Drivers: Menu Management Supply Chain Efficiencies Leverage Labor Cost $ In Thousands

25 Disciplined Management of Agricultural Commodities Flour Butter Cheese Coffee Turkey Einstein Noah Total Spend Commodity Price Per Unit(1) Legend (1) Flour price per unit represents average wheat price per bushel during specified time period. All other commodities prices represent average price per pound during specified time period 0 1,000 2,000 3,000 4,000 $5,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 3.00 6.00 9.00 12.00 $15.00 2007 2008 Actual Projected (Spend) (Price) 0 300 600 900 1,200 $1,500 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 0.40 0.80 1.20 1.60 $2.00 2007 2008 Actual Projected (Spend) (Price) 0 200 400 600 800 $1,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 0.50 1.00 1.50 2.00 $2.50 2007 2008 Actual Projected (Spend) (Price) 0 150 300 450 600 $750 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 0.30 0.60 0.90 1.20 $1.50 2007 2008 Actual Projected (Spend) (Price) 0 150 300 450 600 $750 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 0.00 0.60 1.20 1.80 2.40 $3.00 2007 2008 Actual Projected (Spend) (Price)

26 Well Capitalized Balance Sheet 2008 As of July 1, $ In Millions Cash (unrestricted) $ 18.4 Short-Term Debt $1.2 Series Z Preferred 57.0 0.0% dividend, due 6/09 Capital Lease Obligations 0.1 Revolver 0.0 $20 million total capacity, $7.0 secured LCs Senior Notes 87.2 5.1% stated rate, due 2012 Total Debt $ 145.5 Remaining NOL $ 138.3

27 Investment Highlights Distinct Brands with Loyal Customer Following Accelerating Unit Growth Positive Comparable Sales with Significant AUV Upside New Initiative Momentum Disciplined Management Team Demonstrated Financial Performance

28 Q & A